                                                                    Exhibit 32.2

                CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection  with the quarterly  report of AmComp  Incorporated,  (the
"Company")  on Form 10-Q for the quarter  ended March 31, 2007 as filed with the
Securities and Exchange  Commission on the date hereof (the "Report"),  I, Kumar
Gusahany, the Principal Financial Officer of the Company,  certify,  pursuant to
18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that, to my knowledge:

   1. The Report fully complies with the  requirements of Section 13(a) or 15(d)
      of the Securities Exchange Act of 1934; and

   2. The information  contained in the Report fairly presents,  in all material respects,  the  financial  condition  and  results  of  operations  of the
      Company.

May 10, 2007                                /s/ Kumar Gursahany
                                            ------------------------------------
                                            Name:  Kumar Gursahany
                                            Title: Principal Financial Officer